UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2011
DSW Inc.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	001-32545 (Commission File Number)	31-0746639 (IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio (Address of principal executive offices)	43219 (Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.03 Material Modification to Rights of Security Holders
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.2
EX-3.1
EX-4.2
EX-4.4
EX-10.1
EX-99.1

Item 1.01	Entry into a Material Definitive Agreement.
     On May 26, 2011, DSW Inc. (“DSW”) amended that certain Master Separation Agreement, dated July 5, 2005, between DSW and Retail Ventures, Inc. (“Retail Ventures”) to provide for the termination of the Master Separation Agreement, except for certain provisions that provide registration rights of DSW common shares to certain affiliates of Retail Ventures, including Jay L. Schottenstein, chairman of the board of directors of DSW and Retail Ventures, Schottenstein Stores Corporation, a Delaware corporation, and other privately held entities controlled by Jay L. Schottenstein and members of his family. The Amendment to Master Separation Agreement was entered into in connection with the completion of the previously announced merger (the “Merger”) of Retail Ventures with and into DSW MS LLC, a wholly owned subsidiary of DSW (“Merger Sub”). The foregoing description is qualified in its entirety by reference to the Amendment to Master Separation Agreement, which is filed as Exhibit 10.1 and is incorporated by reference.
     On May 25, 2011, in connection with the completion of the Merger, Retail Ventures, Merger Sub and HSBC Bank USA, National Association (“HSBC”) entered into (1) a supplemental indenture (the “Supplemental Indenture”) to that certain Indenture, dated as of August 16, 2006 (the “Indenture”), by and between Retail Ventures and HSBC, and (2) an amendment (“Amendment No. 1 to Collateral Agreement”) to that certain Collateral Agreement, dated as of August 16, 2006 (the “Collateral Agreement”), by and between Retail Ventures and HSBC. Pursuant to the terms of the Supplemental Indenture and Amendment No. 1 to Collateral Agreement, Merger Sub assumed, as of the effective time of the Merger, all of Retail Ventures’ obligations with respect to the 6.625% Mandatorily Exchangeable Notes due September 15, 2011 (Premium Income Exchangeable Securities or “PIES”). The foregoing description is qualified in its entirety by reference to the Indenture, the Supplemental Indenture, the Collateral Agreement and Amendment No. 1 to Collateral Agreement, which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.
     On May 26, 2011, in connection with the completion of the previously announced Merger, DSW and Retail Ventures terminated that certain Amended and Restated Shared Services Agreement, dated March 17, 2008. Under this agreement, DSW provided Retail Ventures and its subsidiaries with services relating to risk management, tax, financial services, benefits administration, payroll and information technology.
     On May 26, 2011, in connection with the completion of the previously announced Merger, DSW and Retail Ventures terminated that certain Exchange Agreement, dated July 5, 2005, effective upon the exchange or settlement of the PIES. The Exchange Agreement provides that Retail Ventures may exchange all or a portion of the DSW class B common shares, without par value (the “DSW Class B Common Shares”) that it holds for DSW class A common shares, without par value (the “DSW Class A Common Shares”). Merger Sub has assumed, as of the effective time of the Merger, by supplemental indenture and supplemental agreement, all of Retail Ventures’ obligations with respect to the PIES. After Merger Sub has satisfied such obligations with respect to the PIES, the Exchange Agreement will terminate.

Item 2.01	Completion of Acquisition or Disposition of Assets.
     On May 26, 2011, DSW completed its previously announced Merger with Retail Ventures. Pursuant to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”), by and among Retail Ventures, DSW, and Merger Sub, dated February 8, 2011, as amended May 25, 2011, Retail Ventures merged with and into Merger Sub, with Merger Sub surviving the Merger and continuing as a wholly owned subsidiary of DSW.
     Upon the closing of the Merger, each outstanding Retail Ventures common share was converted into the right to receive 0.435 DSW Class A Common Shares, unless the holder properly and timely elected to receive a like amount of DSW Class B Common Shares in lieu of

DSW Class A Common Shares. Retail Ventures common shares, without par value, which traded under the symbol “RVI,” have ceased trading on, and are being delisted from, the New York Stock Exchange.
     The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in it is entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K, and Amendment No. 1 to the Agreement and Plan of Merger, which is incorporated by reference as Exhibit 2.2.
     Additional information regarding Retail Ventures and its business can be found in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 2011, as amended on May 20, 2011.

Item 3.03	Material Modification to Rights of Security Holders.
     In connection with the Merger Agreement and as previously approved by DSW shareholders, DSW has amended and restated its articles of incorporation as of May 25, 2011, to permit the holders of DSW Class B Common Shares to convert such shares into DSW Class A Common Shares on a one-for-one basis. The DSW amended and restated articles of incorporation also delete all references to Retail Ventures as a related party because, as a result of the Merger, Retail Ventures has ceased to exist.
     The DSW amended and restated articles of incorporation are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The disclosure provided under Item 3.03 above is incorporated by reference.

Item 8.01	Other Events.
     On May 26, 2011, DSW issued a press release announcing that DSW completed its Merger with Retail Ventures. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     DSW intends to file the financial statements of Retail Ventures required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 days after the date this Current Report is required to be filed.

     (b) Pro Forma Financial Information.
     DSW intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K not later than 71 days after the date this Current Report is required to be filed.
     (d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated February 8, 2011, among DSW Inc., DSW MS LLC, and Retail Ventures, Inc. (incorporated by reference to DSW’s Form 8-K filed February 8, 2011, Exhibit 2.1, File No. 001-32545)

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated May 25, 2011, among DSW Inc., DSW MS LLC, and Retail Ventures, Inc. (filed herewith)

3.1	Amended and Restated Articles of Incorporation of DSW Inc. dated May 25, 2011 (filed herewith)

4.1	Indenture, dated as of August 16, 2006, by and between Retail Ventures, Inc. and HSBC Bank USA, National Association, as indenture trustee (Form of 6.625% Mandatorily Exchangeable Notes Due September 15, 2011 filed as Exhibit A thereto) (incorporated by reference to Retail Ventures’ Form 8-K filed August 22, 2006, Exhibit 4.1, File No. 001-10767)

4.2	Supplemental Indenture, dated as of May 25, 2011, by and among Retail Ventures, Inc., DSW MS LLC and HSBC Bank USA, National Association, as indenture trustee (filed herewith)

4.3	Collateral Agreement, dated as of August 16, 2006, by and between Retail Ventures, Inc., as pledgor, and HSBC Bank USA, National Association, as collateral agent, indenture trustee and securities intermediary (incorporated by reference to Retail Ventures’ Form 8-K filed on August 22, 2006, Exhibit 4.2, File No. 001-10767)

4.4	Amendment No. 1 to Collateral Agreement, dated as of May 25, 2011, by and among Retail Ventures, Inc., DSW MS LLC and HSBC Bank USA, National Association, as collateral agent, indenture trustee and securities intermediary (filed herewith)

10.1	Amendment to Master Separation Agreement between DSW Inc. and Retail Ventures, Inc., dated May 26, 2011 (filed herewith)

99.1	Press Release dated May 26, 2011 (filed herewith)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSW Inc.
Date: May 26, 2011	By:	/s/ William L. Jordan
William L. Jordan
Executive Vice President General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated February 8, 2011, among DSW Inc., DSW MS LLC, and Retail Ventures, Inc. (incorporated by reference to DSW’s Form 8-K filed February 8, 2011, Exhibit 2.1, File No. 001-32545)

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated May 25, 2011, among DSW Inc., DSW MS LLC, and Retail Ventures, Inc. (filed herewith)

3.1	Amended and Restated Articles of Incorporation of DSW Inc. dated May 25, 2011 (filed herewith)

4.1	Indenture, dated as of August 16, 2006, by and between Retail Ventures, Inc. and HSBC Bank USA, National Association, as indenture trustee (Form of 6.625% Mandatorily Exchangeable Notes Due September 15, 2011 filed as Exhibit A thereto) (incorporated by reference to Retail Ventures’ Form 8-K filed August 22, 2006, Exhibit 4.1, File No. 001-10767)

4.2	Supplemental Indenture, dated as of May 25, 2011, by and among Retail Ventures, Inc., DSW MS LLC and HSBC Bank USA, National Association, as indenture trustee (filed herewith)

4.3	Collateral Agreement, dated as of August 16, 2006, by and between Retail Ventures, Inc., as pledgor, and HSBC Bank USA, National Association, as collateral agent, indenture trustee and securities intermediary (incorporated by reference to Retail Ventures’ Form 8-K filed on August 22, 2006, Exhibit 4.2, File No. 001-10767)

4.4	Amendment No. 1 to Collateral Agreement, dated as of May 25, 2011, by and among Retail Ventures, Inc., DSW MS LLC and HSBC Bank USA, National Association, as collateral agent, indenture trustee and securities intermediary (filed herewith)

10.1	Amendment to Master Separation Agreement between DSW Inc. and Retail Ventures, Inc., dated May 26, 2011 (filed herewith)

99.1	Press Release dated May 26, 2011 (filed herewith)